Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(258,911)
Unrealized Gain (Loss) on Market Value of Commodity Futures	774,080
Dividend Income	472,669
Interest Income	321,704
ETF Transaction Fees	700
Total Income (Loss)	$1,310,242

Expenses
Management Fees	$132,272
Professional Fees	27,721
Brokerage Commissions	5,435
Directors' Fees and insurance	5,796
Total Expenses	$171,224
Net Income (Loss)	$1,139,018

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/23	$203,541,233
Withdrawals (150,000 Shares)	(8,280,587)
Net Income (Loss)	1,139,018

Net Asset Value End of Month	$196,399,664
Net Asset Value Per Share (3,600,000 Shares)	$54.56

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,968,688
Unrealized Gain (Loss) on Market Value of Commodity Futures	(9,797,087)
Dividend Income	376,200
Interest Income	206,992
ETF Transaction Fees	1,050
Total Income (Loss)	$(7,244,157)

Expenses
Management Fees	$80,647
Professional Fees	36,154
Brokerage Commissions	2,886
Directors' Fees and insurance	7,070
Total Expenses	$126,757
Net Income (Loss)	$(7,370,914)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/23	$153,971,626
Additions (50,000 Shares)	1,237,520
Withdrawals (350,000 Shares)	(8,399,751)
Net Income (Loss)	(7,370,914)

Net Asset Value End of Month	$139,438,481
Net Asset Value Per Share (5,850,000 Shares)	$23.84

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2023

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,709,777
Unrealized Gain (Loss) on Market Value of Commodity Futures	(9,023,007)
Dividend Income	848,869
Interest Income	528,696
ETF Transaction Fees	1,750
Total Income (Loss)	$(5,933,915)

Expenses
Management Fees	$212,919
Professional Fees	63,875
Brokerage Commissions	8,321
Directors' Fees and insurance	12,866
Total Expenses	$297,981
Net Income (Loss)	$(6,231,896)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 4/1/23	$357,512,859
Additions (50,000 Shares)	1,237,520
Withdrawals (500,000 Shares)	(16,680,338)
Net Income (Loss)	(6,231,896)

Net Asset Value End of Month	$335,838,145

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2023 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596